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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           STONE CONTAINER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                                     36-2041256
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(State of incorporation or organization)    (I.R.S. employer identification no.)

150 N. Michigan Avenue
Chicago, Illinois                                 60601
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(Address of principal executive offices)    (zip code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the
following box.         /X/

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A(c)(2), please check the following box.           / /


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------


UNITS (CONSISTING OF (A) SERIES B               NEW YORK STOCK EXCHANGE
10-3/4% SENIOR SUBORDINATED DEBENTURES
DUE 2002 AND (B) 1-1/2% SUPPLEMENTAL
INTEREST CERTIFICATES)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               For a description of the Units of Stone Container Corporation (the "Registrant") covered by this registration statement see the sections "Description of Debt Securities" and "Description of Debt Securities-Particular Terms of the Senior Subordinated Debt Securities" included in the Registrant's Registration Statement on Form S-3 (Registration No. 333-20467), declared effective by the Commission on February 5, 1997, and the section "Description of Units" in the preliminary prospectus issued thereunder, dated May 13, 1997 and filed on May 14, 1997 pursuant to Rule 424(b)(3) of the Securities Act of 1933, as amended (the "Act"). Such descriptions are incorporated herein by reference. The final terms of the Units will be included in a form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Act. Upon filing, such prospectus shall be incorporated by reference into this Registration Statement.


Item 2.  EXHIBITS.

Exhibit
Number                       Description of Document
--------                     -----------------------

1. Senior Subordinated Indenture, dated as of March 15, 1992, between the Registrant and The Bank of New York, as Trustee, filed as Exhibit 4(a) to the Registrant's Registration Statement Form S-3, Registration Number 33-46764, is hereby incorporated by reference.

2. Form of the Supplemental Indenture between the Registrant and The Bank of New York, as Trustee.

3.             Form of the Registrant's Unit (included in Exhibit 2 above).


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                                    SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        STONE CONTAINER CORPORATION
                                               (Registrant)

Date:  May 22, 1997
                                           By: /s/ LESLIE T. LEDERER
                                               ------------------------------
                                           Name:  Leslie T. Lederer
                                           Title: Vice President, Secretary
                                                  and Counsel


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION OF DOCUMENT
-------                 -----------------------

1. Senior Subordinated Indenture, dated as of March 15, 1992, between the Registrant and The Bank of New York, as Trustee, filed as Exhibit 4(a) to the Registrant's Registration Statement Form S-3, Registration Number 33-46764, is hereby incorporated by reference.

2. Form of the Supplemental Indenture between the Registrant and The Bank of New York, as Trustee.

3.             Form of the Registrant's Unit (included in Exhibit 2 above).